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                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549



                                       FORM 8-K



                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                            SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of Earliest Event Reported):  NOVEMBER 12, 2001



                                 MICHAELS STORES, INC.
            (Exact Name of Registrant as Specified in its Charter)



            DELAWARE                  001-09338              75-1943604
  (State or Other Jurisdiction       (Commission            (IRS Employer
        of Incorporation)             File Number)       Identification No.)



8000 BENT BRANCH DRIVE
IRVING, TEXAS                                              75063-6041
(Address of Principal Executive Offices)                   (Zip Code)



      Registrant's telephone number, including area code:  (972) 409-1300


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ITEM 5. OTHER EVENTS.

        In accordance with Rule 416(b) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), the number of shares of common stock, par value $.10 per share, of Michaels Stores, Inc. registered for sale under the Securities Act by the registration statement on Form S-8, Commission File No. 33-61055, filed July 14, 1995, relating to the Michaels Stores, Inc. Employees 401(k) Plan, which remain unsold as of November 12, 2001, has been deemed to be increased to reflect a two-for-one stock split effected in the form of a stock dividend to stockholders of record at the close of business on November 12, 2001. The payment date with respect to the stock split was November 26, 2001.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MICHAELS STORES, INC.


                                        By: /s/ Bryan M. DeCordova
                                            ------------------------------------
                                            Bryan M. DeCordova, Executive Vice
                                            President -- Chief Financial Officer


Date:  February 15, 2002



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